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                [LOGO OF INNOVASIVE DEVICES, INC. APPEARS HERE]

                          INNOVASIVE DEVICES, INC.
       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

COMMON STOCK                                                     COMMON STOCK
                                                               CUSIP 45766K 10 4

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THIS IS TO CERTIFY THAT







is the owner of
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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                             PAR VALUE $.0001, OF

     INNOVASIVE DEVICES, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Restated Articles of Organization and By-Laws of the Corporation, as now or hereafter amended. This certificate in not valid unless countersigned by the Transfer Agent and registered by the Registar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:


     /s/ SIGNATURE APPEARS HERE                 /s/ SIGNATURE APPEARS HERE
                      TREASURER                     PRESIDENT, CHIEF
                                                    EXECUTIVE OFFICER

            [SEAL OF INNOVASIVE DEVICES, INC. APPEARS HERE]

                           INNOVASIVE DEVICES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian ___________ under Uniform Gifts to
                     (Cust.)               (Minor)
                    Minors Act ______________
                                  (State)

    Additional abbreviations may also be used though not in the above list.


  For value received,_________________ hereby sell, assign and transfer unto



   PLEASE INSERT SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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- ------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated.
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Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



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                            AMERICAN BANKNOTE COMPANY
                              650 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 215-857-5480
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                 SALES PERSON          DAN BURNS 617-449-3500

                      /home/larry/home12/INNOVASIVE 43960
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                           PRODUCTION COORDINATOR -
                         TRICIA O'CONNOR 215-820-2186
                             PROOF OF MAY 10, 1996
                           INNOVASIVE DEVICES, INC.
                                   H43960bk
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               Opr.                                          NEW

                            /net/banknote/home12/I
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